                            LIMITED POWER OF ATTORNEY
                                 WITH RESPECT TO
                   VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
                                       AND
                       AMERICAN FAMILY VARIABLE ACCOUNT I



     KNOW ALL MEN BY THESE PRESENTS that David R. Anderson, whose signature appears below, hereby constitutes and appoints James W. Behrens his attorney-in-fact, with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto, including but not limited to registration on Form S-6 and Form N-8B-2 and registration on proposed Form N-6, when adopted, for securities issued in connection with variable universal life insurance policies funded by American Family Life Variable Account I, and to file the same, with exhibits thereto and other documents in connection with therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

          August 28, 2000       /s/ David R. Anderson
                                    -----------------
                                    David R. Anderson

                            LIMITED POWER OF ATTORNEY
                                 WITH RESPECT TO
                   VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
                                       AND
                       AMERICAN FAMILY VARIABLE ACCOUNT I



     KNOW ALL MEN BY THESE PRESENTS that Daniel R. De Salvo, whose signature appears below, hereby constitutes and appoints James W. Behrens his attorney-in-fact, with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto, including but not limited to registration on Form S-6 and Form N-8B-2 and registration on proposed Form N-6, when adopted, for securities issued in connection with variable universal life insurance policies funded by American Family Life Variable Account I, and to file the same, with exhibits thereto and other documents in connection with therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

          August 23, 2000       /s/ Daniel R. De Salvo
                                    ------------------
                                    Daniel R. De Salvo

                            LIMITED POWER OF ATTORNEY
                                 WITH RESPECT TO
                   VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
                                       AND
                       AMERICAN FAMILY VARIABLE ACCOUNT I



     KNOW ALL MEN BY THESE PRESENTS that James F. Eldridge, whose signature appears below, hereby constitutes and appoints James W. Behrens his attorney-in-fact, with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto, including but not limited to registration on Form S-6 and Form N-8B-2 and registration on proposed Form N-6, when adopted, for securities issued in connection with variable universal life insurance policies funded by American Family Life Variable Account I, and to file the same, with exhibits thereto and other documents in connection with therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

          August 23, 2000       /s/ James F. Eldridge
                                    -----------------
                                    James F. Eldridge

                            LIMITED POWER OF ATTORNEY
                                 WITH RESPECT TO
                   VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
                                       AND
                       AMERICAN FAMILY VARIABLE ACCOUNT I



     KNOW ALL MEN BY THESE PRESENTS that J. Brent Johnson, whose signature appears below, hereby constitutes and appoints James W. Behrens his attorney-in-fact, with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto, including but not limited to registration on Form S-6 and Form N-8B-2 and registration on proposed Form N-6, when adopted, for securities issued in connection with variable universal life insurance policies funded by American Family Life Variable Account I, and to file the same, with exhibits thereto and other documents in connection with therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

          August 24, 2000       /s/ J. Brent Johnson
                                    ----------------
                                    J. Brent Johnson

                            LIMITED POWER OF ATTORNEY
                                 WITH RESPECT TO
                   VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
                                       AND
                       AMERICAN FAMILY VARIABLE ACCOUNT I



     KNOW ALL MEN BY THESE PRESENTS that Harvey R. Pierce, whose signature appears below, hereby constitutes and appoints James W. Behrens his attorney-in-fact, with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto, including but not limited to registration on Form S-6 and Form N-8B-2 and registration on proposed Form N-6, when adopted, for securities issued in connection with variable universal life insurance policies funded by American Family Life Variable Account I, and to file the same, with exhibits thereto and other documents in connection with therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

          August 28, 2000       /s/ Harvey R. Pierce
                                    ----------------
                                    Harvey R. Pierce

                            LIMITED POWER OF ATTORNEY
                                 WITH RESPECT TO
                   VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
                                       AND
                       AMERICAN FAMILY VARIABLE ACCOUNT I



     KNOW ALL MEN BY THESE PRESENTS that Joseph W. Tisserand, whose signature appears below, hereby constitutes and appoints James W. Behrens his attorney-in-fact, with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto, including but not limited to registration on Form S-6 and Form N-8B-2 and registration on proposed Form N-6, when adopted, for securities issued in connection with variable universal life insurance policies funded by American Family Life Variable Account I, and to file the same, with exhibits thereto and other documents in connection with therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

          August 24, 2000       /s/ Joseph W. Tisserand
                                    -------------------
                                    Joseph W. Tisserand

                            LIMITED POWER OF ATTORNEY
                                 WITH RESPECT TO
                   VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
                                       AND
                       AMERICAN FAMILY VARIABLE ACCOUNT I



          KNOW ALL MEN BY THESE PRESENTS that Daniel R. Schultz, whose signature appears below, hereby constitutes and appoints James W. Behrens his attorney-in-fact, with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto, including but not limited to registration on Form S-6 and Form N-8B-2 and registration on proposed Form N-6, when adopted, for securities issued in connection with variable universal life insurance policies funded by American Family Life Variable Account I, and to file the same, with exhibits thereto and other documents in connection with therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

          August 31, 2000         /s/Daniel R. Schultz
                                     -------------------------
                                     Daniel R. Schultz